                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - May 20, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



         Pennsylvania               1-7410          25-1233834
 (State or other jurisdiction    (Commission     (I.R.S. Employer
       of incorporation)         File Number    Identification No.)



                  One Mellon Bank Center
                     500 Grant Street
                 Pittsburgh, Pennsylvania              15258
         (Address of principal executive offices)    (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000

                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         By press release dated May 20, 1998, Mellon Bank Corporation acknowledged the withdrawal of The Bank of New York's unsolicited merger proposal.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


99.1 Mellon Bank Corporation Press Release, dated May 20, 1998, announcing the matter referenced in Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  May 20, 1998           By:   /s/  STEVEN G. ELLIOTT
                                    Steven G. Elliott
                                    Vice Chairman and Chief Financial
                                    Officer

                             EXHIBIT INDEX

Number               Description                            Method of Filing
------               -----------                            ----------------

99.1       Press Release dated May 20, 1998                  Filed herewith